Virtus Rampart Equity Trend Series,

a series of Virtus Variable Insurance Trust

Supplement dated June 29, 2018, to the Summary Prospectus, and the Virtus Variable Insurance
Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated April 30, 2018, as supplemented

Important Notice to Investors

Effective June 29, 2018, the Virtus Rampart Equity Trend Series (the “Series”) was liquidated. The Series has ceased to exist and is no longer available for sale. Accordingly, the Series’ Prospectuses and SAI are no longer valid.

Investors should retain this supplement with the Prospectuses and

SAI for future reference.

VVIT 8510/EqTrendClosed (6/2018)